                                     PIONEER
                                     -------
                                      CORE
                                     EQUITY
                                      FUND*

                                   Semiannual
                                     Report

                                    6/30/02

                                [PIONEER LOGO](R)

     *Formerly Pioneer Tax Managed Fund. Name change effective May 1, 2002.

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                          1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    6

Schedule of Investments                            9

Financial Statements                              14

Notes to Financial Statements                     20

Trustees, Officers and Service Providers          24

The Pioneer Family of Funds                       25

Retirement Plans from Pioneer                     26

Programs and Services for Pioneer Shareowners     28

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 6/30/02
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------
All the negatives that have weighed on the market - weak corporate earnings, high-profile business scandals, and an ambiguous economic outlook - have one thing in common: None of them is likely to be permanent. It would also be a mistake to believe that the current run of bad news is somehow unique. In recent years, other headlines have rattled investors - 1987's market meltdown, the Gulf War, currency crises in Asia and Russia, and, of course, September 11. On each occasion, frustrated investors cashed in their holdings, hoping to resume investing in better times. But only hindsight shows us the best times to be in or out of the market.

As successful professional investors with 74 years of experience caring for our clients' assets through declines and recoveries, we are sure of one thing: Like its predecessors, this downtrend began without the ringing of a bell and will end the same way. So rather than turn our backs when the news is bad, we search for attractive investments every day.

Be guided by your needs, not by the news

Just like the events I mentioned earlier, today's unsettling headlines may be distant memories by the time you need to pay tuition bills or face the real costs of living in retirement. That's why, like us, you should keep your eyes on the future and not on the evening news.

Toward that end, your financial advisor can offer needed perspective and useful experience in times of market volatility. Your advisor can keep you focused on your goals and discuss adjustments to your investment program if you aren't comfortable with the choices you made earlier. And if tuition bills and retirement are in fact upon you, all the more reason for working more closely with your financial advisor.

The first retirement plan for owner-only businesses

Pioneer has designed a unique retirement program exclusively for one-person businesses. Pioneer Uni-K Plan(SM) is the first-of-its-kind 401(k) plan designed exclusively for owner-only businesses, whether full- or part-time. It could be ideal for your retirement planning, especially if you want to maximize contributions. Uni-K also offers other key advantages: you can consolidate your other retirement plan assets into your Uni-K plan, and loans are available. Ask your financial advisor for further details.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 6/30/02
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING MATERIAL WAS REPRESENTED AS A PIE CHART IN PRINTED VERSION]

U.S. Common Stocks                               96.1%
Depositary Receipts for International Stocks      2.5%
International Common Stocks                       1.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING MATERIAL WAS REPRESENTED AS A PIE CHART IN PRINTED VERSION]

Financials                      19.5%
Information Technology          17.6%
Consumer Discretionary          16.3%
Consumer Staples                12.7%
Health Care                     11.5%
Energy                           8.9%
Industrials                      6.1%
Telecommunication Services       5.1%
Materials                        2.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1.  Safeco Corp.            4.18%     6.  IBM Corp.               2.71%
2.  Wal-Mart Stores, Inc.   3.64      7.  ChevronTexaco Corp.     2.70
3.  PepsiCo, Inc.           3.42      8.  Chubb Corp.             2.70
4.  Tribune Co.             3.31      9.  Johnson & Johnson Co.   2.57
5.  Microsoft Corp.         2.90     10.  Synopsys, Inc.          2.55

Fund holdings will vary for other periods.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/02                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/02   12/31/01
                 $7.50     $8.61

Distributions per Share   Income      Short-Term      Long-Term
(12/31/01 - 6/30/02)      Dividends   Capital Gains   Capital Gains
                          $   -       $     -         $     -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Core Equity Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

--------------------------------------------
Average Annual Total Returns
(As of June 30, 2002)

                Net Asset   Public Offering
Period            Value         Price*
Life-of-Class
(11/18/99)       -10.40%        -12.40%
1 Year           -18.03         -22.76
--------------------------------------------

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING MATERIAL WAS REPRESENTED AS A MOUNTAIN CHART IN PRINTED VERSION]

Growth of $10,000

              Pioneer Core      Standard & Poor's
              Equity Fund*          500 Index
11/99            $9,425              $10,000
12/99            $9,943              $10,340
12/00            $9,416               $9,398
12/01            $8,115               $8,286
6/02             $7,069               $7,197

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/02                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/02   12/31/01
                 $7.34     $8.45

Distributions per Share   Income      Short-Term      Long-Term
(12/31/01 - 6/30/02)      Dividends   Capital Gains   Capital Gains
                          $  -        $  -            $  -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Core Equity Fund, compared to the growth of the Standard & Poor's
500 Index.

------------------------------------
Average Annual Total Returns
(As of June 30, 2002)

                  If         If
Period           Held     Redeemed*
Life-of-Class
(11/18/99)      -11.13%    -12.16%
1 Year          -18.71     -21.97
------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING MATERIAL WAS REPRESENTED AS A MOUNTAIN CHART IN PRINTED VERSION]

Growth of $10,000

              Pioneer Core      Standard & Poor's
              Equity Fund*          500 Index
11/99           $10,000              $10,000
12/99           $10,520              $10,340
12/00            $9,890               $9,398
12/01            $8,450               $8,286
6/02             $7,120               $7,197

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/02                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/02   12/31/01
                 $7.37     $8.48

Distributions per Share   Income      Short-Term      Long-Term
(12/31/01 - 6/30/02)      Dividends   Capital Gains   Capital Gains
                          $   -       $     -         $     -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Core Equity Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

--------------------------------------------
Average Annual Total Returns
(As of June 30, 2002)

                Net Asset   Public Offering
Period            Value       Price/CDSC*
Life-of-Class
(11/19/99)       -11.03%        -11.37%
1 Year           -18.56         -19.37
--------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[THE FOLLOWING MATERIAL WAS REPRESENTED AS A MOUNTAIN CHART IN PRINTED VERSION]

Growth of $10,000

              Pioneer Core      Standard & Poor's
              Equity Fund*          500 Index
11/99            $9,900              $10,000
12/99           $10,436              $10,361
12/00            $9,812               $9,418
12/01            $8,396               $8,303
6/02             $7,297               $7,212

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses; otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on fund distributions or the redemption of fund shares.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/02
--------------------------------------------------------------------------------

In the following discussion, John Carey, portfolio manager of Pioneer Core Equity Fund, discusses the past six months and the Fund's performance over that period.

Q: The name of the fund changed in May to Pioneer Core Equity Fund. Will it maintain a tax-managed focus?

A: Yes, in fact, the portfolio strategy remains the same in all respects. The name was changed to enhance the appeal of the Fund by highlighting its broad investment mandate. Since the inception of the Fund in November 1999, assets have stayed at modest levels relative to the amount needed to insure efficient operations for the Fund longer term. We believe that the mention of just the one aspect of the Fund's investment program may have created the image of a fund with more specialized purpose than is actually the case.

    The Fund invests in a universe of stocks described by the Lipper Analytical Services as "large-cap core." (Lipper, Inc. is an independent firm that tracks mutual fund performance.) Typically those are stocks with market capitalizations greater than $10 billion or so and with price-to-earnings and price-to-book value multiples comparable to the average multiples for stocks in the Standard & Poor's 500. In short, it is a portfolio of what are often called blue-chip stocks. The Fund is diversified across a wide range of industries, and, like all of our other funds at Pioneer, its investments are the result of research done here at our company by our own, independent staff of analysts.

    The objective of tax efficiency is still part of our program. We aim to keep interest and dividend income below the levels required for distribution, and we also do our best to minimize or eliminate capital gains distributions. We manage capital gains by pursuing a long-term approach to investing and, secondly, by offsetting gains we realize with losses we can take on other holdings. Thus far, the Fund has made no distributions of any kind. Of course there cannot be any guarantee that we shall always be able to control distributions, but we are committed to that effort.

Q:  What affected the performance of the Fund over the past six months?

Pioneer Core Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A: The six months ended June 30, 2002, included some of the most trying months for investors in recent times. After holding up fairly well until the middle of March, the stock market thereafter sagged very badly. Concerns of investors have centered on the economy, corporate earnings, accounting issues, the upcoming Congressional elections, the dollar (though its slide may be coming to an end), and the war against terrorism. The stock market as measured by the Standard & Poor's 500 declined by 13.15% through June
    30. By comparison, Class A shares of Pioneer Core Equity Fund fell 12.89%. The market decline was sharp and only added to the losses of last year and the year before. A risk now is that the stock-market decline over the past few months will slow down the economy once again. Consumer confidence is a key variable that many analysts are watching closely. Unquestionably, many people have seen significant drops in the value of their equity portfolios, which they count on for help with expenditures of all types.
    If people were to cut back meaningfully in their consumption, there could be an adverse effect on the economy. We shall be watching and waiting over the next few months to see if we snap out of this current, somewhat morose state or fall back into recession.

    We would attribute our modestly better performance than the market benchmark during the period to our diversification and general attention to elements of risk in the prices of stocks. Nevertheless, we had our share of companies reporting disappointing earnings, and we also felt the impact of being fully invested in stocks throughout the period. Stocks that helped performance included Lockheed Martin, PPG Industries and Coca-Cola. Disappointments included International Business Machines, Omnicom and Bristol-Myers. The better areas of the market were represented by the three good performers: aerospace and defense, materials and consumer staples. Likewise the weaker areas are adequately illustrated by the three losing stocks just mentioned: technology, consumer cyclicals and pharmaceuticals.

Q: Were there any areas of the market that you found newly attractive during the period?

A: We did add one stock to the portfolio, SunTrust Banks. This is a so-called "super-regional" bank, with headquarters in Atlanta, Georgia

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/02                             (continued)
--------------------------------------------------------------------------------

    and bank offices throughout the Southeast, extending up to Virginia and Maryland. With its primarily domestic U.S., traditional banking business, SunTrust appears well positioned to benefit as the economy recovers. In general, financial services are an area we find intriguing for further investment consideration. Otherwise we continue to look at opportunities across all the different sectors and industries to purchase good-quality shares at reasonable prices.

Q:  What is your outlook for the remainder of the year and going forward?

A: The stock market has a way of confounding the most careful and professional analysis, sometimes doing exactly the opposite of what you expect it might do. We must admit that the current bearish market environment has not found us altogether immune to its influence. Yet we know from our study of market history that upward moves in the market can occur from precisely these kinds of depressed price levels. We also know that the moves can happen when you least anticipate them, and if you are not already invested you can miss out on significant potential gains.

    Our approach is to stick with what has always seemed to work for us, namely, to watch carefully the stocks we own and to look diligently but selectively for new purchase opportunities among stocks that appear to have been beaten down unduly in price. Undoubtedly there are still stocks that are over valued, based on realistic earnings estimates, but there are also many stocks, we think, with quite attractive appreciation potential from current levels. With the economic outlook so cloudy, we would not by any means characterize the current market as a "buyer's paradise," but we would suggest that it may be a more and more interesting market as the wholesale liquidations of investment portfolios by "panicked" investors continue.

    We cannot venture any forecasts, but you have our commitment that we shall keep working as hard as possible to help you meet your long-term financial goals. Thank you very much for your support.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/02 (unaudited)
--------------------------------------------------------------------------------

Shares                                                       Value
             COMMON STOCKS - 100.0%
             Energy - 8.9%
             Integrated Oil & Gas - 5.1%
   7,000     Conoco, Inc.                                 $  194,600
   6,083     ChevronTexaco Corp.                             538,345
   5,000     Royal Dutch Petroleum Co.                       276,350
                                                          ----------
                                                          $1,009,295
                                                          ----------
             Oil & Gas Drilling - 1.3%
   8,500     Transocean Sedco Forex Inc.                  $  264,775
                                                          ----------
             Oil & Gas Exploration & Production - 2.5%
   5,500     Anadarko Petroleum Corp.                     $  271,150
   8,000     Houston Exploration Co.*                        232,000
                                                          ----------
                                                          $  503,150
                                                          ----------
             Total Energy                                 $1,777,220
                                                          ----------
             Materials - 2.3%
             Aluminum - 1.1%
   6,400     Alcoa, Inc.                                  $  212,160
                                                          ----------
             Commodity Chemicals - 0.6%
   2,500     Air Products & Chemicals, Inc.               $  126,175
                                                          ----------
             Diversified Chemicals - 0.6%
   2,000     PPG Industries, Inc.                         $  123,800
                                                          ----------
             Total Materials                              $  462,135
                                                          ----------
             Capital Goods - 0.8%
             Aerospace & Defense - 0.8%
   2,300     Lockheed Martin Corp.                        $  159,850
                                                          ----------
             Total Capital Goods                          $  159,850
                                                          ----------
             Commercial Services & Supplies - 1.6%
             Data Processing Services - 0.8%
   3,500     Automatic Data Processing, Inc.              $  152,425
                                                          ----------
             Office Services & Supplies - 0.8%
   4,500     Canon, Inc. (A.D.R.)                         $  170,235
                                                          ----------
             Total Commercial Services & Supplies         $  322,660
                                                          ----------
             Transportation - 3.7%
             Airlines - 2.0%
  24,000     Southwest Airlines Co.                       $  387,840
                                                          ----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/02 (unaudited)                         (continued)
--------------------------------------------------------------------------------

Shares                                                       Value
             Railroads - 1.7%
   7,000     Burlington Northern, Inc.                    $  210,000
   5,600     Norfolk Southern Corp.                          130,928
                                                          ----------
                                                          $  340,928
                                                          ----------
             Total Transportation                         $  728,768
                                                          ----------
             Automobiles & Components - 1.1%
             Automobile Manufacturers - 1.1%
   4,000     General Motors Corp.                         $  213,800
                                                          ----------
             Total Automobiles & Components               $  213,800
                                                          ----------
             Hotels, Restaurants & Leisure - 0.7%
             Restaurants - 0.7%
   6,000     Starbucks Corp.*                             $  149,100
                                                          ----------
             Total Hotels, Restaurants & Leisure          $  149,100
                                                          ----------
             Media - 7.7%
             Advertising - 1.2%
   9,300     The Interpublic Group of Companies, Inc.     $  230,268
                                                          ----------
             Publishing - 6.5%
   3,000     Gannett Co.                                  $  227,700
   7,000     McGraw-Hill Co., Inc.                           417,900
  15,200     Tribune Co.                                     661,200
                                                          ----------
                                                          $1,306,800
                                                          ----------
             Total Media                                  $1,537,068
                                                          ----------
             Retailing - 6.8%
             General Merchandise Stores - 5.1%
   7,800     Target Corp.                                 $  297,180
  13,200     Wal-Mart Stores, Inc.                           726,132
                                                          ----------
                                                          $1,023,312
                                                          ----------
             Home Improvement Retail - 1.7%
   7,400     Lowe's Companies, Inc.                       $  335,960
                                                          ----------
             Total Retailing                              $1,359,272
                                                          ----------
             Food & Drug Retailing - 5.3%
             Drug Retail - 2.4%
   9,000     CVS Corp.                                    $  275,400
   5,200     Walgreen Co.                                    200,876
                                                          ----------
                                                          $  476,276
                                                          ----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                        Value
             Food Retail - 2.9%
  12,500     Campbell Soup Co.                             $  345,750
   4,200     H.J. Heinz Co., Inc.                             172,620
   2,400     Safeway, Inc.*                                    70,056
                                                           ----------
                                                           $  588,426
                                                           ----------
             Total Food & Drug Retailing                   $1,064,702
                                                           ----------
             Food, Beverage & Tobacco - 4.1%
             Soft Drinks - 4.1%
   2,300     The Coca-Cola Co.                             $  128,800
  14,150     PepsiCo, Inc.                                    682,030
                                                           ----------
                                                           $  810,830
                                                           ----------
             Total Food, Beverage & Tobacco                $  810,830
                                                           ----------
             Household & Personal Products - 3.3%
             Household Products - 3.3%
   3,800     Colgate-Palmolive Co.                         $  190,190
   5,300     Procter & Gamble Co.                             473,290
                                                           ----------
                                                           $  663,480
                                                           ----------
             Total Household & Personal Products           $  663,480
                                                           ----------
             Health Care Equipment & Supplies - 4.3%
             Health Care Distributors & Services - 4.3%
   6,100     Abbott Laboratories                           $  229,665
   4,700     Bristol-Myers Squibb Co.                         120,790
   9,800     Johnson & Johnson Co.                            512,148
                                                           ----------
                                                           $  862,603
                                                           ----------
             Total Health Care Equipment & Supplies        $  862,603
                                                           ----------
             Pharmaceuticals & Biotechnology - 7.2%
             Pharmaceuticals - 7.2%
   4,500     Eli Lilly & Co.                               $  253,800
   8,500     Merck & Co., Inc.                                430,440
  11,900     Pfizer, Inc.                                     416,500
  13,500     Schering-Plough Corp.                            332,100
                                                           ----------
                                                           $1,432,840
                                                           ----------
             Total Pharmaceuticals & Biotechnology         $1,432,840
                                                           ----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/02 (unaudited)                         (continued)
--------------------------------------------------------------------------------

Shares                                                       Value
             Banks - 8.2%
  13,300     Mellon Bank Corp.                            $  418,019
   1,200     SunTrust Banks, Inc.                             81,264
   6,800     State Street Corp.                              303,960
  10,100     Wells Fargo & Co.                               505,606
   6,400     Zions Bancorporation                            333,440
                                                          ----------
                                                          $1,642,289
                                                          ----------
             Total Banks                                  $1,642,289
                                                          ----------
             Diversified Financials - 4.4%
             Diversified Financial Services - 4.4%
  10,334     Citigroup, Inc.                              $  400,443
   3,000     Merrill Lynch & Co., Inc.                       121,500
   2,000     Morgan Stanley, Dean Witter and Co.              86,160
   8,100     T. Rowe Price Associates, Inc.                  266,328
                                                          ----------
                                                          $  874,431
                                                          ----------
             Total Diversified Financials                 $  874,431
                                                          ----------
             Insurance - 6.9%
             Property & Casualty Insurance - 6.9%
   7,600     Chubb Corp.                                  $  538,080
  27,000     Safeco Corp.                                    834,030
                                                          ----------
                                                          $1,372,110
                                                          ----------
             Total Insurance                              $1,372,110
                                                          ----------
             Software & Services - 6.5%
             Application Software - 6.5%
   7,400     Adobe Systems, Inc.                          $  210,900
  10,700     Microsoft Corp.*                                579,084
   9,300     Synopsys, Inc.*                                 509,733
                                                          ----------
                                                          $1,299,717
                                                          ----------
             Total Software & Services                    $1,299,717
                                                          ----------
             Technology Hardware & Development - 11.1%
             Computer Hardware - 4.0%
   6,500     Dell Computer Corp.*                         $  169,910
   7,500     IBM Corp.*                                      540,000
  20,000     Sun Microsystems, Inc.*                         100,200
                                                          ----------
                                                          $  810,110
                                                          ----------

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                          Value
             Semiconductor Equipment - 2.0%
   4,000     Applied Materials, Inc.*                        $    76,080
   9,500     Novellus Systems, Inc.*                             323,000
                                                             -----------
                                                             $   399,080
                                                             -----------
             Semiconductors - 3.4%
   4,000     Altera Corp.*                                   $    54,400
   8,800     Intel Corp.                                         160,776
   3,700     Micrel Inc.*                                         53,206
  17,100     Texas Instruments, Inc.                             405,270
                                                             -----------
                                                             $   673,652
                                                             -----------
             Telecommunications Equipment - 1.7%
  23,000     Nokia Corp. (A.D.R.)                            $   333,040
                                                             -----------
             Total Technology Hardware & Development         $ 2,215,882
                                                             -----------
             Telecommunication Services - 5.1%
             Integrated Telecommunication Services - 5.1%
  14,200     BellSouth Corp.                                 $   447,300
  15,900     SBC Communications, Inc.                            484,950
   2,000     Verizon Communications, Inc.                         80,300
                                                             -----------
                                                             $ 1,012,550
                                                             -----------
             Total Telecommunication Services                $ 1,012,550
                                                             -----------
             TOTAL COMMON STOCKS
             (Cost $21,401,020) (a)(b)(c)                    $19,961,307
                                                             ===========

*    Non-income producing security.
(a) At June 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $21,596,038 was as follows:

     Aggregate gross unrealized gain for all investments in which
     there is an excess of value over tax cost                      $ 1,862,204
     Aggregate gross unrealized loss for all investments in which
     there is an excess of tax cost over value                       (3,496,935)
                                                                    -----------
     Net unrealized loss                                            $(1,634,731)
                                                                    ===========

(b) At December 31, 2001, the Fund had a net capital loss carryforward of $4,746,542, which will expire between 2008 and 2009 if not utilized.
(c) The Fund elected to defer approximately $1,081,043 of capital losses recognized between November 1, 2001 and December 31, 2001 to its fiscal year ended December 31, 2002.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2002 aggregated $188,671 and $668,525, respectively.

The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/02 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $21,401,020)     $19,961,307
  Receivables -
     Investment securities sold                                 251,966
     Fund shares sold                                            51,965
     Dividends, interest and foreign taxes withheld              15,642
  Other                                                             438
                                                            -----------
       Total assets                                         $20,281,318
                                                            -----------
LIABILITIES:
  Payables -
     Fund shares repurchased                                $    34,517
  Due to Bank                                                   120,020
  Due to affiliates                                              21,391
  Accrued expenses                                               53,950
                                                            -----------
       Total liabilities                                    $   229,878
                                                            -----------
NET ASSETS:
  Paid-in capital                                           $28,272,280
  Accumulated net investment loss                               (89,999)
  Accumulated net realized loss on investments               (6,691,128)
  Net unrealized loss on investments                         (1,439,713)
                                                            -----------
       Total net assets                                     $20,051,440
                                                            ===========
NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $7,546,194/1,006,189 shares)            $      7.50
                                                            ===========
  Class B (based on $7,573,385/1,031,944 shares)            $      7.34
                                                            ===========
  Class C (based on $4,931,861/669,286 shares)              $      7.37
                                                            ===========
MAXIMUM OFFERING PRICE:
  Class A                                                   $      7.96
                                                            ===========
  Class C                                                   $      7.44
                                                            ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,849)         $158,616
  Interest                                                         915
                                                              --------
       Total investment income                                              $   159,531
                                                                            -----------
EXPENSES:
  Management fees                                             $ 86,828
  Transfer agent fees
     Class A                                                    10,241
     Class B                                                    10,102
     Class C                                                     3,773
  Distribution fees
     Class A                                                    13,479
     Class B                                                    44,531
     Class C                                                    27,257
  Custodian fees                                                 6,937
  Registration fees                                             22,529
  Administration fees                                           18,596
  Professional fees                                             13,151
  Printing                                                      17,738
  Fees and expenses of nonaffiliated trustees                    3,629
  Miscellaneous                                                  2,958
                                                              --------
     Total expenses                                                         $   281,749
     Less fees paid indirectly                                                     (136)
     Less management fees waived and expenses reimbursed
       by Pioneer Investment Management, Inc.                                   (32,083)
                                                                            -----------
     Net expenses                                                           $   249,530
                                                                            -----------
       Net investment loss                                                  $   (89,999)
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                          $  (668,526)
  Change in net unrealized gain (loss) on investments                        (2,341,867)
                                                                            -----------
     Net loss on investments                                                $(3,010,393)
                                                                            -----------
     Net decrease in net assets resulting from operations                   $(3,100,392)
                                                                            ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/02 and Year Ended 12/31/01

                                                         Six Months Ended
                                                             6/30/02          Year Ended
                                                           (unaudited)         12/31/01
FROM OPERATIONS:
Net investment loss                                        $   (89,999)      $  (233,138)
Net realized loss on investments                              (668,526)       (4,786,173)
Change in net unrealized gain (loss) on investments         (2,341,867)          766,494
                                                           -----------       -----------
  Net decrease in net assets resulting from
     operations                                            $(3,100,392)      $(4,252,817)
                                                           -----------       -----------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 2,776,040       $10,901,895
Cost of shares repurchased                                  (4,356,143)       (9,907,731)
                                                           -----------       -----------
  Net increase (decrease) in net assets resulting from
     fund share transactions                               $(1,580,103)      $   994,164
                                                           -----------       -----------
  Net decrease in net assets                               $(4,680,495)      $(3,258,653)
NET ASSETS:
Beginning of period                                         24,731,935        27,990,588
                                                           -----------       -----------
End of period (including accumulated net investment
  loss of $89,999 and $0, respectively)                    $20,051,440       $24,731,935
                                                           ===========       ===========

                               '02 Shares    '02 Amount
                               (unaudited)   (unaudited)   '01 Shares   '01 Amount
CLASS A
Shares sold                       86,471     $  726,391      349,764    $3,190,911
Less shares repurchased         (182,965)    (1,513,042)    (325,396)   (2,881,064)
                                --------     ----------     --------    ----------
 Net increase (decrease)         (96,494)    $ (786,651)      24,368    $  309,847
                                ========     ==========     ========    ==========
CLASS B
Shares sold                       99,263     $  799,768      528,762    $4,596,540
Less shares repurchased         (218,510)    (1,772,528)    (435,653)   (3,812,145)
                                --------     ----------     --------    ----------
 Net increase (decrease)        (119,247)    $ (972,760)      93,109    $  784,395
                                ========     ==========     ========    ==========
CLASS C
Shares sold                      150,764     $1,249,881      346,732    $3,114,444
Less shares repurchased         (130,977)    (1,070,573)    (379,079)   (3,214,522)
                                --------     ----------     --------    ----------
 Net increase (decrease)          19,787     $  179,308      (32,347)   $ (100,078)
                                ========     ==========     ========    ==========

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/02
--------------------------------------------------------------------------------

                                    Six Months
                                       Ended            Year           Year
                                      6/30/02          Ended           Ended         11/18/99 to
                                    (unaudited)       12/31/01       12/31/00          12/31/99
CLASS A
Net asset value, beginning of
  period                              $ 8.61          $  9.99        $ 10.55           $10.00
                                      ------          -------        -------           ------
Increase (decrease) from
  investment operations:
  Net investment loss                 $(0.02)         $ (0.04)       $ (0.03)          $(0.00)(a)
  Net realized and unrealized
    gain (loss) on investments         (1.09)           (1.34)         (0.53)            0.55
                                      ------          -------        -------           ------
Net increase (decrease) in net
  asset value                         $(1.11)         $ (1.38)       $ (0.56)          $ 0.55
                                      ------          -------        -------           ------
Net asset value, end of period        $ 7.50          $  8.61        $  9.99           $10.55
                                      ======          =======        =======           ======
Total return*                          12.89)%         (13.81)%        (5.31)%           5.50%
Ratio of net expenses to
  average net assets+                   1.75%**          1.75%          1.70%            1.75%**
Ratio of net investment loss to
  average net assets+                  (0.37)%**        (0.43)%        (0.46)%          (0.55)%**
Portfolio turnover rate                    2%**            24%            33%               0%
Net assets, end of period
  (in thousands)                      $7,546          $ 9,491        $10,768           $2,384
Ratios assuming no waiver of
  management fees and
  assumption of expenses by
  PIM and no reduction for fees
  paid indirectly:
    Net expenses                        2.03%**          1.88%          2.08%            8.74%**
    Net investment loss                (0.65)%**        (0.56)%        (0.84)%          (7.54)%**
Ratios assuming waiver of
  management fees and
  assumption of expenses by
  PIM and reduction for fees
  paid indirectly:
    Net expenses                        1.75%**          1.75%          1.66%            1.75%**
    Net investment loss                (0.37)%**        (0.43)%        (0.42)%          (0.55)%**

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/02                                        (continued)
--------------------------------------------------------------------------------

                                      Six Months
                                         Ended            Year           Year
                                        6/30/02          Ended           Ended         11/18/99 to
                                      (unaudited)       12/31/01       12/31/00         12/31/99
CLASS B
Net asset value, beginning of
  period                                $ 8.45          $  9.89        $ 10.52           $10.00
                                        ------          -------        -------           ------
Increase (decrease) from
  investment operations:
  Net investment loss                   $(0.05)         $ (0.10)       $ (0.09)          $(0.01)
  Net realized and unrealized
    gain (loss) on investments           (1.06)           (1.34)         (0.54)            0.53
                                        ------          -------        -------           ------
Net increase (decrease) in net
  asset value                           $(1.11)         $ (1.44)       $ (0.63)          $ 0.52
                                        ------          -------        -------           ------
Net asset value, end of period          $ 7.34          $  8.45        $  9.89           $10.52
                                        ======          =======        =======           ======
Total return*                            13.14)%         (14.56)%        (5.99)%           5.20%
Ratio of net expenses to
  average net assets+                     2.44%**          2.53%          2.47%            2.60%**
Ratio of net investment loss to
  average net assets+                    (1.06)%**        (1.21)%        (1.23)%          (1.42)%**
Portfolio turnover rate                      2%**            24%            33%               0%
Net assets, end of period
  (in thousands)                        $7,573          $ 9,732        $10,466           $2,238
Ratios assuming no waiver of
  management fees and
  assumption of expense by
  PIM:
    Net expenses                          2.72%**          2.66%          2.86%            8.41%**
    Net investment loss                  (1.34)%**        (1.34)%        (1.62)%          (7.23)%**
Ratios assuming waiver of
  management fees and
  assumption of expenses by
  PIM and reduction for fees
  paid indirectly:
    Net expenses                          2.44%**          2.51%          2.43%            2.60%**
    Net investment loss                  (1.06)%**        (1.19)%        (1.19)%          (1.42)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Six Months
                                       Ended             Year           Year
                                      6/30/02           Ended           Ended         11/18/99 to
                                    (unaudited)        12/31/01       12/31/00         12/31/99
CLASS C
Net asset value, beginning of
  period                              $  8.48          $  9.91         $10.54           $10.00
                                      -------          -------         ------           ------
Increase (decrease) from
  investment operations:
  Net investment loss                 $ (0.04)         $ (0.11)        $(0.08)          $(0.01)
  Net realized and unrealized
    gain (loss) on investments          (1.07)           (1.32)         (0.55)            0.55
                                      -------          -------         ------           ------
Net increase (decrease) in net
  asset value                         $ (1.11)         $ (1.43)        $(0.63)          $ 0.54
                                      -------          -------         ------           ------
Net asset value, end of period        $  7.37          $  8.48         $ 9.91           $10.54
                                      =======          =======         ======           ======
Total return*                          (13.09)%         (14.43)%        (5.98)%           5.40%
Ratio of net expenses to
  average net assets+                    2.35%**          2.45%          2.40%            2.25%**
Ratio of net investment loss to
  average net assets+                   (0.97)%**        (1.12)%        (1.17)%          (1.06)%**
Portfolio turnover rate                     2%**            24%            33%               0%
Net assets, end of period
  (in thousands)                      $ 4,932          $ 5,508         $6,756           $  924
Ratios assuming no waiver of
  management fees and
  assumption of expenses by
  PIM:
    Net expenses                         2.63%**          2.57%          2.76%            8.67%**
    Net investment loss                 (1.25)%**        (1.24)%        (1.53)%          (7.48)%**
Ratios assuming waiver of
  management fees and
  assumption of expenses by
  PIM and reduction for fees
  paid indirectly:
    Net expenses                         2.35%**          2.44%          2.35%            2.25%**
    Net investment loss                 (0.97)%**        (1.11)%        (1.12)%          (1.06)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/02 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Core Equity Fund (the Fund), formerly known as Pioneer Tax Managed Fund, is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on August 3, 1999 and commenced operations on November 18, 1999. Prior to November 18, 1999, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the fund by Pioneer Funds Distributor, Inc. (PFD). The investment objectives of the Fund is to seek long-term capital growth by investing primarily in domestic equity securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of

Pioneer Core Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned approximately $690 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 2002.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/02 (unaudited)                   (continued)
--------------------------------------------------------------------------------

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement
Pioneer Investment Management (PIM) manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% of the excess over $1 billion.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2002, $12,667 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent
PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to

Pioneer Core Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the Fund at negotiated rates. Included in due to affiliates is $4,276 in transfer agent fees payable to PIMSS at June 30, 2002.

4. Distribution Plans
The Fund adopted Plans of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $4,448 in distribution fees payable to PFD at June 30, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2002, CDSCs in the amount of $20,590 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2002, the Fund's expenses were reduced by $136 under such arrangements.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                             Officers
John F. Cogan, Jr., Chairman         John F. Cogan, Jr., President
Mary K. Bush                         Daniel T. Geraci, Executive
Richard H. Egdahl, M.D.               Vice President
Daniel T. Geraci                     Vincent Nave, Treasurer
Margaret B.W. Graham                 Joseph P. Barri, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                              Growth and Income Funds
United States                             Pioneer Fund
Pioneer Core Equity Fund***               Pioneer Balanced Fund
Pioneer Growth Shares                     Pioneer Equity Income Fund
Pioneer Mid Cap Growth Fund+              Pioneer Value Fund
Pioneer Mid Cap Value Fund                (formerly Pioneer II)
Pioneer Small Company Fund
Pioneer Small Cap Value Fund++            Income Funds
                                          Taxable
International/Global                      Pioneer America Income Trust
Pioneer Emerging Markets Fund             Pioneer Bond Fund
Pioneer Europe Fund                       Pioneer High Yield Fund
Pioneer Europe Select Fund                Pioneer Strategic Income Fund
Pioneer International Equity Fund**
(formerly Pioneer World Equity Fund)      Tax-Free
Pioneer International Value Fund**        Pioneer Tax Free Income Fund
(formerly Pioneer International
Growth Fund)                              Money Market Fund
                                          Pioneer Cash Reserves Fund*
Sector Funds
Pioneer Real Estate Shares
Pioneer Science & Technology Fund

  *An investment in the Fund is not insured or guaranteed by the Federal Deposit
   Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
***Formerly Pioneer Tax Managed Fund. Name change effective May 1, 2002.
 **Name change effective July 30, 2001.
  +Name change effective September 21, 2001.
 ++Name change effective September 6, 2001.

   Note: Pioneer Indo-Asia Fund merged into Pioneer Emerging Markets Fund on September 28, 2001. Pioneer Limited Maturity Bond Fund merged into Pioneer Bond Fund on September 28, 2001.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70-1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

  Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

  Most retirement plan withdrawals must meet specific conditions to avoid penalties.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Pioneer Core Equity Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[PIONEER LOGO](R)

Pioneer Investment Management, Inc.                                12108-00-0802
60 State Street                              (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                [RECYCLING SYMBOL] Printed on Recycled Paper